UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2023

HEALTHCARE SOLUTIONS MANAGEMENT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-147367	38-3767357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 School St, Suite 303, Glen Cove NY 11542

(Address of principal executive offices)

(866) 668-2188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Settlement and Release Agreement with Stuart McMahen

On March 5, 2023, Healthcare Solutions Holdings, Inc. (“HSH”) the wholly owned subsidiary of Healthcare Solutions Management Group, Inc. (the “Company”) entered into a Settlement Agreement and Release (the “McMahen Agreement”) with Stuart McMahen. Pursuant to the McMahen Agreement, HSH agreed to pay Mr. McMahen a total sum of $465,000 (the “Settlement Payment”) no later than one (1) business day after Mr. McMahen delivers to HSH a signed copy of the McMahen Agreement, as HSH had fallen significantly behind in the payment of regular payroll, benefits and bonuses to Mr. McMahen and HSH’s core business had been shut down due to the actions of certain corporate officers and other employees unrelated to Mr. McMahen.

The McMahen Agreement also contains a mutual release whereby each HSH and Mr. McMahen, agreed to release the other party on behalf of themselves, their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with either party, affiliates, and assigns, including past, present and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, managers, representatives (the “Released Parties” and each a “Released Party”) from all known and unknown charges, complaints, claims, grievances, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, penalties, fees, wages, medical costs, pain and suffering, mental anguish, emotional distress, expenses (including attorneys’ fees and costs actually incurred) and punitive damages, of any nature whatsoever, known or unknown which either of the Released Parties has, or may have had against the other Released Party, arising from (i) HSH’s falling behind in the payment of regular payroll, benefits and bonuses to Mr. McMahen (ii) HSH’s core business being shut down due to the actions of certain corporate officers and other employees (iii) any agreement between the Released Parties (iv) any other matter between the Released Parties or (v) any claims under federal, state or local law, rule or regulation (the “Release”).  However, the Release does not waive or release any claims arising after the effective date of the McMahen Agreement, including any claim for breach of the McMahen Agreement or any indemnification rights under the McMahen Agreement.

Additionally, the McMahen Agreement also provides that HSH agreed to indemnify Mr. McMahen in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) to which Mr. McMahen is made a party or threatened to be made a party, other than any Proceeding initiated by Mr. McMahen or HSH related to any contest or dispute with respect to the McMahen Agreement.  Further, pursuant to the McMahen agreement the parties agreed that unless required to do so by legal process, each party will not make disparaging statements or representations, either directly or indirectly, whether orally or in writing to any person whatsoever about the other party, or the other party’s spouse, attorneys, or representatives or affiliates.

The foregoing description of the McMahen Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of McMahen Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Settlement and Release Agreement with Black Label Services, Inc.

On March 5, 2023, HSH entered into a Settlement Agreement and Release (the “BLS Agreement”) with  Black Label Services, Inc. a Wyoming Corporation (“BLS”). Pursuant to the BLS Agreement, HSH agreed to pay BLS a total sum of $6,749,556 (the “Settlement Payment”) no later than one (1) business day after BLS delivers to HSH a signed copy of the BLS Agreement, as HSH had fallen significantly behind in the payment of consulting fees to BLS and HSH’s core business had been shut down due to the actions of certain corporate officers and other employees unrelated to BLS.

2

The BLS Agreement also contains a mutual release whereby each HSH and BLS, agreed to release the other party on behalf of themselves, their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with either party, affiliates, and assigns, including past, present and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, managers, representatives (the “Released Parties” and each a “Released Party”) from all known and unknown charges, complaints, claims, grievances, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, penalties, fees, wages, medical costs, pain and suffering, mental anguish, emotional distress, expenses (including attorneys’ fees and costs actually incurred) and punitive damages, of any nature whatsoever, known or unknown which either of the Released Parties has, or may have had against the other Released Party, arising from (i) HSH’s falling behind in the payment of consulting fees to BLS (ii) HSH’s core business being shut down due to the actions of certain corporate officers and other employees (iii) any agreement between the Released Parties (iv) any other matter between the Released Parties or (v) any claims under federal, state or local law, rule or regulation (the “Release”). However, the Release does not waive or release any claims arising after the effective date of the BLS Agreement, including any claim for breach of the BLS Agreement or any indemnification rights under the BLS Agreement.

Additionally, the BLS Agreement also provides that HSH agreed to indemnify BLS in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) to which BLS is made a party or threatened to be made a party, other than any Proceeding initiated by BLS or HSH related to any contest or dispute with respect to the BLS Agreement. Further, pursuant to the BLS agreement the parties agreed that unless required to do so by legal process, each party will not make disparaging statements or representations, either directly or indirectly, whether orally or in writing to any person whatsoever about the other party, or the other party’s spouse, attorneys, or representatives or affiliates.

The foregoing description of the BLS Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of BLS Agreement, which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Settlement and Release Agreement with Joshua Constantin

On March 5, 2023, HSH entered into a Settlement Agreement and Release with Joshua Constantin (the “Constantin Agreement”). Pursuant to the Constantin Agreement, HSH agreed to pay Mr. Constantin a total sum of $2,235,923 (the “Settlement Payment”) no later than one (1) business day after Mr. Constantin delivers to HSH a signed copy of the Constantin Agreement, as HSH had fallen significantly behind in the payment of regular payroll, benefits and bonuses to Mr. Constantin and HSH’s core business had been shut down due to the actions of certain corporate officers and other employees unrelated to Mr. Constantin.

The Constantin Agreement also contains a mutual release whereby each HSH and Mr. Constantin, agreed to release the other party on behalf of themselves, their predecessors, successors, direct and indirect parent companies, direct and indirect subsidiary companies, companies under common control with either party, affiliates, and assigns, including past, present and future officers, directors, shareholders, interest holders, members, partners, attorneys, agents, employees, managers, representatives (the “Released Parties” and each a “Released Party”) from all known and unknown charges, complaints, claims, grievances, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts, penalties, fees, wages, medical costs, pain and suffering, mental anguish, emotional distress, expenses (including attorneys’ fees and costs actually incurred) and punitive damages, of any nature whatsoever, known or unknown which either of the Released Parties has, or may have had against the other Released Party, arising from (i) HSH’s falling behind in the payment of regular payroll, benefits and bonuses to Mr. Constantin (ii) HSH’s core business being shut down due to the actions of certain corporate officers and other employees (iii) any agreement between the Released Parties (iv) any other matter between the Released Parties or (v) any claims under federal, state or local law, rule or regulation (the “Release”). However, the Release does not waive or release any claims arising after the effective date of the Constantin Agreement, including any claim for breach of the Constantin Agreement or any indemnification rights under the Constantin Agreement.

3

Additionally, the Constantin Agreement also provides that HSH agreed to indemnify Mr. Constantin in connection with any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) to which Mr. Constantin is made a party or threatened to be made a party, other than any Proceeding initiated by Mr. Constantin or HSH related to any contest or dispute with respect to the Constantin Agreement. Further, pursuant to the Constantin agreement the parties agreed that unless required to do so by legal process, each party will not make disparaging statements or representations, either directly or indirectly, whether orally or in writing to any person whatsoever about the other party, or the other party’s spouse, attorneys, or representatives or affiliates.

The foregoing description of the Constantin Agreement does not purport to be complete and is qualified in its entirety by reference to the Form of Constantin Agreement, which is filed as Exhibit 10.3 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

As of January 2023, HSH’s core business was shut down due to the actions of certain corporate officers and other employees. The Company is currently seeking a strategic partnership in an effort to relaunch HSH’s medical clinics. However, there can be no assurance that the foregoing can occur as planned or at all.

Item 9.01 - Financial Statement and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

10.1*	Form of Settlement Agreement and Release dated March 5, 2023 with Stuart McMahen.
10.2*	Form of Settlement Agreement and Release dated March 5, 2023 with Black Label Services, Inc.
10.3*	Form of Settlement Agreement and Release dated March 5, 2023 with Joshua Constantin.
104*	Cover Page Interactive Data File (formatted as Inline XBRL)

_____________

*	Filed herewith.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Solutions Management Group, Inc

Date: March 10, 2023	/s/ Jonathan Loutzenhiser
Jonathan Loutzenhiser Interim Chief Executive Officer and Interim Chief Financial Officer

5